SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of Earliest Event Reported): October 21, 2003

WACKENHUT CORRECTIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, FL 33487	33487

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (561) 893-0101

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events and Required FD Disclosure

     On October 21, 2003, Wackenhut Corrections Corporation (“WCC”) announced that its Board of Directors has called a special meeting of its shareholders for November 18, 2003. At the meeting, shareholders will be asked to approve a change in the corporate name of WCC from “Wackenhut Corrections Corporation” to “The Geo Group, Inc.” The name change is required under the terms of a share purchase agreement signed by WCC on April 30, 2003 (the “Agreement”), pursuant to which WCC repurchased all 12,000,000 shares of common stock held by Group 4 Falck A/S, its former majority shareholder, for $132.0 million in cash. The share repurchase was completed on July 9, 2003. Under the terms of the Agreement, WCC is required to cease using the name, trademark and service mark “Wackenhut” by July 9, 2004.

     Proxy materials for the special meeting began being mailed to shareholders of WCC on October 21, 2003. Shareholders of record of WCC as of the close of business on October 14, 2003 will be entitled to notice of, and to vote at, the special meeting. WCC’s press release issued in connection with the announcement of the special meeting and the name change is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

     WCC is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, WCC. This Form 8-K Report contains forward-looking statements regarding future events and the future performance of WCC that involve risks and uncertainties that could materially affect actual results. Investors should refer to documents that WCC files from time to time with the Securities and Exchange Commission for a description of certain factors that could cause actual results to vary from current expectations and forward-looking statements contained in this Form 8-K Report. Such factors include, but are not limited to: (1) WCC’s ability to access the capital markets in the future on satisfactory terms or at all; (2) risks associated with WCC’s ability to control operating costs associated with contract start-ups; (3) WCC’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into WCC’s operations without substantial costs; (4) WCC’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (5) WCC’s ability to obtain future financing on acceptable terms; (6) WCC’s ability to sustain company-wide occupancy rates at its facilities; and (7) other factors contained in WCC’s Securities and Exchange Commission filings, including the forms 10-K, 10-Q and 8-K reports.

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Item 7. Financial Statements And Exhibits

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 21, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACKENHUT CORRECTIONS CORPORATION

October 27, 2003	By: /s/ John G. O’Rourke

Date	John G. O’Rourke Senior Vice President – Finance and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 21, 2003

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